UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	20-4080330
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

No.29, Third Main Avenue, Shigao Town, Renshou County, Meishan, Sichuan, China	620500
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 028-37390666

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Convertible Note

On November 3, 2021, Wetouch Technology Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Talos Victory Fund, LLC, a Delaware limited liability company (the “Lender”), dated as of October 27, 2021, pursuant to which the Company issued the Lender a convertible promissory note in the principal amount of $250,000 (the “Note”) and a three-year warrant (the “Warrant”) to purchase an aggregate of 200,000 shares of the Company’s common stock (the “Warrant Shares”). The Company received $225,000 gross proceeds from the issuance of the Note as a result of the original discount rate on the Note.

Unless the Note is converted, the principal amount of the Note, and accrued interest at the rate of 8% per annum, are payable on the one-year anniversary of the issuance of the Note (the “Maturity Date”). If the Company fails to satisfy its loan obligation by the Maturity Date, the default interest rate will be 16%.

The Lender has the right to convert any or all of the principal and accrued interest on the Note into shares of common stock of the Company on the earlier of (i) 180 calendar days after October 27, 2021 or (ii) the closing of a listing for trading of the common stock of the Company on a national securities exchange offering resulting in gross proceeds to the Company of $15,000,000 or more (an “Uplist Offering”). If the Company closes an Uplist Offering on or before the 180th calendar date after October 27, 2021, the conversion price shall be 70% of the per share offering price in the Uplist Offering; otherwise, the conversion price is $0.75 per share.

Subject to customary exceptions, if the Company issues shares or any securities convertible into shares of common stock at an effective price per share lower than the conversion price of the Note, the conversion rate of the Note shall be reduced to such lower price.

Until the Note is either paid or converted in its entirety, the Company agreed with the Lender not to sell any securities convertible into shares of common stock of the Company (i) at a conversion price that is based on the trading price of the stock or (ii) with a conversion price that is subject to being reset at a future date or upon an event directly or indirectly related to the business of the Company or the market for the common stock. The Company also agreed to not issue securities at a future determined price.

The Lender has the right to require the Company to repay the Note if the Company receives cash proceeds, including proceeds from customers and the issuance of equity (including in the Uplist Offering). If the Company wants to prepay the Note prior to the Maturity Date, the Company shall pay a 10% prepayment penalty.

Craft Capital Management LLC received a fee in the amount of $18,000 in connection with the issuance of the Note and Warrant to the Lender.

Warrant

The Warrant issued to the Lender granted the Lender the right to purchase up to 200,000 shares of common stock of the Company at an exercise price of $1.25 per share. However, if the Company closes an Uplist Offering on or before the 180th calendar date after October 27, 2021, then the exercise price shall be 125% of the offering price of a share in the Uplist Offering. If the adjusted exercise price as a result of the Uplist Offering is less than $1.25 per share, then the number of shares that the Warrant is issuable shall be increased such that the exercise price, after taking into account the decrease in the exercise price, shall be equal to the exercise price prior to such adjustment.

The Lender has the right to exercise the Warrant on a cashless basis if the highest traded price of a share of common stock of the Company during the 150 trading days prior to exercise of the Warrant exceeds $1.75, unless there is an effective registration statement of the Company which covers the resale of the Lender.

If the Company issues shares or any securities convertible into shares at an effective price per share lower than the exercise price of the Warrant, the exercise price of the Warrant shall be reduced to such lower price, subject to customary exceptions.

The Lender may not convert the Note or exercise the Warrant if such conversion or exercise will result in the Lender, together with any affiliates, beneficially owning in excess of 4.9% of the Company’s outstanding common stock immediately after giving effect to such exercise unless the Lender notifies the Company at least 61 days prior to such exercise.

Registration Rights Agreement

Pursuant to the terms of the Registration Rights Agreement dated October 27, 2021 executed between the Company and the Lender, the Company agreed to file a registration statement with the Securities and Exchange Commission to register the shares of common stock underlying the Note and the shares issuable upon exercise of the Warrant no later than December 26, 2021. The Company also granted the Lender piggyback registration rights on said shares pursuant to the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement, the Note, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.14, 4.4, 4.5 and 10.15 and are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference in this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01, regarding the issuance of the Note and the Warrant is incorporated herein by reference in this Item 3.02. The Note and Warrant described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Current Report:

Exhibit No.	Description
4.4	Promissory Note dated October 27, 2021 issued by Wetouch Technology Inc. to Talos Victory Fund, LLC

4.5	Common Stock Purchase Warrant dated October 27, 2021issued by Wetouch Technology Inc.

10.14	Securities Purchase Agreement, dated as of October 27, 2021, between Wetouch Technology Inc. and Talos Victory Fund, LLC

10.15	Registration Rights Agreement dated as of October 27, 2021, between Wetouch Technology Inc. and Talos Victory Fund, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: November 5, 2021	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)